                                FOURTH AMENDMENT
                              TO CREDIT AGREEMENT

                  This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of August 16, 1999 between HORIZON Pharmacies, Inc., a Delaware corporation ("BORROWER"), and McKesson HBOC, Inc., a Delaware corporation formerly known as McKesson Corporation ("MCKESSON").

                                    RECITALS

                  WHEREAS, Borrower and McKesson are parties to that certain Credit Agreement dated as of July 2, 1998, as amended by a First Amendment to Credit Agreement dated as of July 20, 1998, a Second Amendment to Credit Agreement dated as of August 26, 1998 and a Third Amendment to Credit Agreement (the "THIRD AMENDMENT") dated as of May 14, 1999 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  WHEREAS, Borrower and McKesson wish to amend certain provisions set forth in the Credit Agreement, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  A. Section 1.9 of the Credit Agreement is (as added by the Third Amendment) hereby amended to read in full as follows:

                  SECTION 1.9 GUARANTY OF BANK FACILITY. If requested by Borrower, McKesson will provide a guaranty to Bank One (the "McKesson Guaranty") of up to $7,000,000 of indebtedness under an unsecured revolving credit facility from Bank One to Borrower not in excess of $7,000,000 (the "Bank One Facility"), subject to McKesson's reasonable approval of the form of McKesson Guaranty and related documentation. If the McKesson Guaranty is issued by McKesson, the figure "$15,000,000" in Section 1.1(a) and in clause (i) of Section 1.8 above shall be reduced by the maximum amount of the McKesson Guaranty and clause (ii) of Section 1.1(a) shall be amended by adding at the end thereof:

                           LESS (E) the principal and interest outstanding under the Bank One Facility.


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                  As a condition to McKesson's issuing the McKesson Guaranty,
         Borrower shall execute and deliver to McKesson an Indemnification Agreement substantially in the form of Exhibit J hereto (the "Indemnification Agreement") and the Security Documents shall be amended as appropriate so that Borrower's obligations under the Indemnification Agreement are secured under the terms of the Security Documents. If the McKesson Guaranty is issued by McKesson, Borrower agrees to pay to McKesson a guaranty fee on the maximum dollar amount guaranteed under the McKesson Guaranty at a rate per annum equal to the Guaranty Fee Amount, payable quarterly in arrears on the last Business Day of each calendar quarter (commencing on the first such date after the McKesson Guaranty is issued) and on the date the McKesson Guaranty is released or otherwise terminated in accordance with its terms.

                  B. Section 8.1 of the Credit Agreement as hereby amended by replacing the definition of "Permitted Acquisition" by the following:

                  "PERMITTED ACQUISITION" means the acquisition by a Borrower of a retail pharmacy or pharmacies, durable medical equipment and/or home medical equipment operations, intravenous infusion operations, home healthcare agencies, closed door institutional pharmacies, mail order pharmacies and other pharmaceutical and healthcare related businesses (including in each case, at such Borrower's option, the Rx Files thereof) from an unaffiliated Person or Persons so long as such business is located in the United States; PROVIDED THAT any indebtedness by the Seller to McKesson is either assumed by Borrower or paid as a condition to the closing of the acquisition.

                  C. The Credit Agreement is hereby amended by substituting Exhibit B attached hereto for Exhibit B to the Credit Agreement.

SECTION 2.        CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of the first date (the "FOURTH AMENDMENT DATE") on or before August 25, 1999 upon which the following conditions have been satisfied:

                  (i) Borrower and McKesson shall have delivered to one another duly executed counterparts of this Amendment;

                  (ii) all the representations and warranties in Section 3 below (after giving effect to any amendments to the Representation Certificate delivered to McKesson prior to the date of this Amendment) shall be true and correct as of the date of this Amendment; and

                  (iii) no Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).


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When and if this Amendment becomes effective, the amendments set forth in
Section 1 shall be deemed effective as of the Fourth Amendment Date.

SECTION 3.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce McKesson to enter into this Amendment, to amend the Credit Agreement in the manner provided herein and to grant the waivers contained herein, Borrower represents and warrants to McKesson that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

                  C. NO CONFLICT. The execution and delivery by Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article III of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


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                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default (as determined after giving effect to the amendments made by this Amendment).

SECTION 4.        RESERVATION OF RIGHTS

         Borrower acknowledges and agrees that the execution and delivery by McKesson of this Amendment shall not be deemed to create a course of dealing or otherwise obligate McKesson to forebear or execute similar amendments under the same or similar circumstances in the future.

SECTION 5.        MISCELLANEOUS

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Agreements.

                  (i) On and after the Fourth Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of McKesson under, the Credit Agreement or any of the other Loan Documents nor to create any course of dealing or otherwise obligate McKesson to forebear or execute similar amendments or any waiver in similar circumstances in the future.

                  B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse McKesson, upon demand, for all costs, out-of-pocket expenses and reasonable attorneys' fees expended or incurred by McKesson in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE


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INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of the other party shall bind the other party with the same force and effect as the delivery of a hard copy original. Any failure by a party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the other party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                              HORIZON PHARMACIES, INC.

                                              By:  /s/ John N. Stogner
                                                 ------------------------------
                                              Title:   CFO/Treasurer
                                                    ---------------------------

                                              McKESSON CORPORATION

                                              By:  /s/ Lincoln Walworth
                                                 ------------------------------
                                              Title:   Assistant Treasurer
                                                    ---------------------------


                                       5.
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                     ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

                  The undersigned in its capacity as a guarantor under that certain Guaranty dated as of July 2, 1998 made in favor of McKesson hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing Fourth Amendment to Credit Agreement (the "Amendment"), (ii) acknowledges that the undersigned's consent is being sought purely as a protective measure and understands that the terms of the Credit Agreement dated as of July 2, 1998 may be amended without prior notice to or consent of the undersigned and without discharging or otherwise affecting the liability of the undersigned under the Guaranty, and (iii) reaffirms that it will continue to be bound by all of the provisions of the Guaranty and that such Guaranty will remain in full force and effect notwithstanding the execution and delivery by Borrower of the Amendment referred to above.

                                              HORIZON HOME CARE, INC.

                                              By:   /s/ John N. Stogner
                                                  -----------------------------
                                              Its:  CFO/Treasurer
                                                  -----------------------------


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